October 24, 2011 1 United Stationers Inc. Earnings Presentation Third Quarter 2011 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

October 24, 2011 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to, the following:
Prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of variability in customer and end-user demand patterns on United’s product sales mix and, in turn, on profit margins; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the availability of financing sources to meet United’s business needs; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s ability to maintain its existing information technology and e-commerce systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the Company does not undertake to update any forward-
looking statement. Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

October 24, 2011 3
Q3 2011 Headlines
Sales increased 3.1% from Q3 2010 to $1.31 billion.
Earnings per diluted share were $0.81, up 13%* from an adjusted Q3 2010
EPS of $0.72*.
Gross margin rate of 15.3% was flat with last year.
Operating expenses in Q3 2011 were $135.1 million, compared to an adjusted $132.6 million* in the prior-year quarter, and were 10.3% of sales, down from 10.4%* of sales in the prior-year quarter.
Operating income as a percent of sales was 4.9%, flat with last year’s adjusted 4.9%*.
Net income increased 4%* to $35.8 million from an adjusted $34.4 million*
in Q3 2010.
Net cash provided by operating activities was $26.2 million in Q3 2011.
Debt was up $47.9 million from the prior-year end and from the prior-year quarter end.
During the quarter, the Company repurchased 2.2 million shares for $67.8 million and paid a cash dividend of $6 million to common shareholders.

October 24, 2011 4
Third Quarter 2011 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ Millions (except EPS) QTD Q3 2011 QTD Q3 2011 QTD Q3 2010 QTD Q3 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,310.0 $       1,270.7 $       39.3 $        3.1%
Workday Adjusted Sales Growth 3.1%
Gross Margin 199.7            15.25% 194.8            15.33% 4.9             2.5% (8)
Operating Expense 135.1            10.32% 129.3            10.18% (5.8)            (4.5%) (14)
Operating Income 64.6              4.93% 65.5              5.15% (0.9)            (1.4%) (22)
Interest & Other 7.0                0.53% 6.6                0.52% (0.4)            (6.1%) (1)
Taxes 21.8              1.67% 22.4              1.77% 0.6             2.7% 10
Net Income 35.8 $           2.73% 36.5 $           2.87% (0.7) $         (1.9%) (14)
Diluted Shares (000s) 44,202          47,548
Diluted EPS 0.81 $           0.77 $           0.04 $        5.2%
Effective Tax Rate 37.8% 38.1%
Adjusted to exclude non-operating items *
Adjusted Operating Income 64.6 $           4.93% 62.2 $           4.89% 2.4 $          3.9% 4
Adjusted Net Income 35.8              2.73% 34.4              2.71% 1.4             4.1% 2
Adjusted Diluted EPS 0.81 $           0.72 $           0.09 $        12.5%

October 24, 2011 5
YTD September 2011 Headlines
Sales increased 3.8%, workday adjusted, from YTD September 2010 to
$3.80 billion.
Adjusted earnings per diluted share were $1.87*, up 17%* from YTD
September 2010 EPS of $1.60*.
Gross margin rate of 14.9% was up from 14.8% last year.
Adjusted operating expenses in YTD September 2011 were $407.9 million*, up from $395.4 million* in the prior-year period, and were 10.7%*
of sales versus 10.9%* in the prior-year period.
Adjusted operating income as a percent of sales was 4.2%*, up from 4.0%*
in YTD September 2010.
Adjusted net income increased 10%* to $85.4 million* from $77.9 million* in
YTD September 2010.
Net cash provided by operating activities was $99.5 million YTD September
2011 compared to $114.4 million YTD September 2010.
Through YTD September 30, 2011, the Company repurchased 4.3 million shares for $137.7 million, paid cash dividends of $12 million to common shareholders, and declared another $0.13 per share dividend.

October 24, 2011 6
Year-to-Date 2011 P&L
% to sales change
$ Millions (except EPS) $ % to Sales $ % to Sales $ change % change Fav (Unfav)
YTD Q3 2011 YTD Q3 2011 YTD Q3 2010 YTD Q3 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 3,804.1 $       3,645.8 $       158.3 $      4.3%
Workday Adjusted Sales Growth 3.8%
Gross Margin 566.3            14.89% 541.0            14.84% 25.3           4.7% 5
Operating Expense 413.9            10.88% 389.3            10.68% (24.6)          (6.3%) (20)
Operating Income 152.4            4.01% 151.7            4.16% 0.7             0.5% (15)
Interest & Other 20.4              0.54% 19.3              0.53% (1.1)            (5.7%) (1)
Taxes 50.9              1.34% 50.7              1.40% (0.2)            (0.4%) 6
Net Income 81.1 $           2.13% 81.7 $           2.24% (0.6) $         (0.7%) (11)
Diluted Shares (000s) 45,718          48,624
Diluted EPS 1.77 $           1.68 $           0.09 $        5.4%
Effective Tax Rate 38.6% 38.3%
Adjusted to exclude non-operating items*
Adjusted Operating Income 158.5 $         4.17% 145.6 $         3.99% 12.9 $        8.9% 18
Adjusted Net Income 85.4              2.24% 77.9              2.14% 7.5             9.6% 10
Adjusted Diluted EPS 1.87 $           1.60 $           0.27 $        16.9%

October 24, 2011 7
Sales by Product Category – Q3 2011
• Technology sales were relatively flat with lower purchases from National Accounts being offset by significant growth in New Channels and from other targeted initiatives.
• Office Products sales remained even with last year with decreases in National Accounts offset by growth from New Channels.
• Janitorial/Breakroom growth reflects increases across all channels and is a result of continued strategic initiatives to build share.
• Industrial sales growth was due to continued strong demand and strategic initiatives.
• Furniture sales were negatively impacted by a challenging transactional market and a sourcing shift in some national account business.
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010
Category vs Q3 2010 vs Q2 2010 vs Q1 2010 vs Q4 2009 vs Q3 2009
Technology (0.6%) (5.8%) 3.6% (2.8%) (1.4%)
Office Products (0.6%) 4.4% 3.4% 0.4% 6.7%
Janitorial/
Breakroom 10.6% 11.5% 7.5% (1.7%) (4.4%)
Industrial 23.7% 20.5% 26.1% 25.2% 29.6%
Furniture (9.8%) (3.9%) (0.9%) 0.9% (0.1%)
Technology
32%
Office Products
28%
Janitorial/
Breakroom
25%
Furniture
7%
Industrial
8%
Q3 2011

October 24, 2011 8
Sales by Channel – Q3 2011
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010
Channel vs Q3 2010 vs Q2 2010 vs Q1 2010 vs Q4 2009 vs Q3 2009
Independent
& Other 5.7% 4.4% 6.2% 1.2% 3.7%
Nationals (12.1%) (5.6%) 1.8% (4.3%) (7.6%)
Independent
& Other
87%
Nationals
13%
Q3 2011
• Independent/Other channel sales growth was attributable to 24% growth in Industrial, continued
success with growth initiatives and strong double-digit growth with New Channel customers, including e-tail.
• National accounts sales decline was mainly due to a shift to more direct purchases from manufacturers, primarily in furniture and certain technology products.

October 24, 2011 9
Gross Margin
dollars in millions
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Dollars $166.9 $179.2 $194.8 $189.5 $182.4 $184.2 $199.7
Rate
14.5% 14.7% 15.3% 16.0% 14.7% 14.7% 15.3%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0
• Margins were flat in Q3 2011 versus Q3 2010 due to lower margin-mix, continued competitive pricing pressures, and higher diesel fuel costs offset by higher product cost inflation, higher inventory purchase-related supplier allowances, other inventory-related items and “War on
Waste” (WOW) savings.

October 24, 2011 10
Adjusted Operating Expense*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 * Q2 11 * Q3 11
Dollars $131.1 $131.7 $132.6 $136.9 $140.8 $132.0 $135.1
Rate 11.4% 10.8% 10.4% 11.5% 11.4% 10.5% 10.3%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
• Adjusted operating expense dollars increased slightly in Q3 2011 versus the prior-year quarter mainly due to sales growth, investment in strategic growth initiatives, and higher bad debt costs. These increases were partially offset by lower depreciation, favorable resolution of non-income based tax liabilities, and savings from WOW initiatives.
• As a percent to sales, adjusted operating expenses were 12 basis points favorable versus the prior year.

October 24, 2011 11
Adjusted Operating Income*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11* Q2 11* Q3 11
Dollars $35.8 $47.6 $62.2 $52.6 $41.6 $52.2 $64.6
Rate 3.1% 3.9% 4.9% 4.4% 3.4% 4.2% 4.9%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

October 24, 2011 12
Adjusted Earnings per Share*
shares in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11* Q2 11* Q3 11
EPS $0.37 $0.51 $0.72 $0.58 $0.47 $0.59 $0.81
Diluted Shares
49.640 49.272 47.548 47.456 46.656 46.340 44.202
0.000
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90

October 24, 2011 13
Working Capital Summary
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011
Accounts Receivable 606.2 $      642.6 $         655.1 $         628.1 $         648.1 $         669.5 $         699.2 $
Inventories (LIFO) 610.1         639.2            617.4            684.1            636.2            632.1            615.5
Accounts Payable 433.8         443.9            424.9            421.6            422.4            443.5            410.8
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Net Trade A/R DSO 43              42                  41                  41                  42                  41                  42
Inventory Turns 6.6             6.7                 6.8                 6.1                 6.4                 6.8                 7.1
A/P as % Inventory (LIFO) 71% 69% 69% 62% 66% 70% 67%
A/P as % Inventory (FIFO) 63% 61% 61% 55% 58% 61% 58%
• Receivables were up 7% versus the Q3 2010 and up 11% compared to Q4 2010.
• Net trade A/R DSO increased slightly compared to Q3 2010 as the economic environment remains challenging for certain customers.
• Inventories were down 0.3% versus Q3 2010 and down 10% versus Q4 2010 as the Company continues to manage working capital efficiently while maintaining high service levels.
• Turnover remained strong at 7.1 turns vs. 6.8 turns at this time last year.
• Payables leverage ratios were down slightly from Q3 2010 but up from Q4 2010 and in line with typical levels.

October 24, 2011 14
Cash Flows
QTD QTD QTD QTD 2010 QTD QTD QTD 2011
$ Millions Q1 10 Q2 10 Q3 10 Q4 10 Total Year Q1 11 Q2 11 Q3 11 YTD
Net Income 18.2 $        27.0 $        36.5 $        31.1 $        112.8 $         20.4 $           24.9 $           35.8 $           81.1 $
Depreciation & Amortization 9.4             9.4             9.4             9.4             37.6             9.0               8.9               8.7               26.6
Share-based compensation 3.3             3.5             3.7             3.6             14.1             3.7               6.7               2.7               13.1
Writedown on impaired assets -             -             -             -             -               1.6               -               -               1.6
Change in Accounts Receivable 35.9           (36.7)          (12.3)          27.0           13.9             (19.8)            (21.3)            (30.6)            (71.7)
Change in Inventory (18.1)          (29.4)          21.9           (66.5)          (92.1)            48.2             4.3               15.2             67.7
Change in Accounts Payable 42.5           9.9             (18.9)          (3.3)            30.2             1.0               21.0             (33.1)            (11.1)
Change in Other Working Capital (4.1)            1.0             12.8           (6.6)            3.1               (18.7)            (3.3)              21.7             (0.3)
Change in Working Capital 56.2           (55.2)          3.5             (49.4)          (44.9)            10.7             0.7               (26.8)            (15.4)
Other (4.2)            (12.9)          6.6             5.7             (4.8)              (4.4)              (8.9)              5.8               (7.5)
Adjusted cash provided by (used in)
operating activities 82.9           (28.2)          59.7           0.4             114.8            41.0             32.3             26.2             99.5
Capital Expenditures (5.7)            (5.0)            (7.3)            (9.3)            (27.3)            (9.8)              (6.4)              (4.6)              (20.8)
Proceeds from disposition of fixed assets -             -             0.1             -             0.1               -               0.0               0.1               0.1
Net cash used for capital expenditures * (5.7)            (5.0)            (7.2)            (9.3)            (27.2)            (9.8)              (6.4)              (4.5)              (20.7)
Free Cash Flow * 77.2 $        (33.2) $       52.5 $        (8.9) $         87.6 $           31.2 $           25.9 $           21.7 $           78.8 $
• Cash flow was positively affected by a significant reduction in inventory, offset by higher accounts receivable and lower accounts payable.

October 24, 2011 15
Debt and Capitalization
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011
Debt 441.8 $      453.4 $      441.8 $      441.8 $      441.8 $      441.8 $      489.7 $
Equity 730.5         710.6         733.1         759.6         769.7         752.7         721.2
Total capitalization 1,172.3 $    1,164.0 $    1,174.9 $    1,201.4 $    1,211.5 $    1,194.5 $    1,210.9 $
Debt-to-total capitalization 37.7% 39.0% 37.6% 36.8% 36.5% 37.0% 40.4%
• Operating cash flow generated continues to be used for investments in growth initiatives, share repurchases, and quarterly dividends.
• Total debt was up $47.9 million from Q3 2010 and Q4 2010. In September the Company completed a five-year $700 million Revolving Credit Facility.  This facility replaces the Company’s $425 million revolver and $200 million term loan. The Revolving Credit Facility will be used for strategic growth initiatives, working capital needs and other general corporate purposes.
• Share repurchases totaled 4.3 million shares, or $137.7 million, in the year through September
2011.